UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2019
 WASHINGTON REAL ESTATE
INVESTMENT TRUST
(Exact name of registrant as specified in its charter)

MARYLAND	001-06622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1775 EYE STREET, NW, SUITE 1000, WASHINGTON, DC 20006
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (202) 774-3200
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest	WRE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 27, 2019, Washington Real Estate Investment Trust (the “Company”) completed its previously announced acquisition of the Maryland Assets (as listed below), in connection with the purchase of a seven asset, multifamily portfolio pursuant to an Agreement of Sale, dated April 2, 2019, by and among the Company and Barton’s Crossing LP, Magazine Carlyle Station LP, Magazine Fox Run LP, Magazine Glen LP, Magazine Lionsgate LP, Magazine Village At McNair Farms LP, and Magazine Watkins Station LP, each, a Delaware limited partnership, for approximately $461 million. The Company previously paid approximately $379 million upon the closing of the Virginia Assets on April 30, 2019, and paid approximately $82 million upon the closing of the Maryland Assets. The Company funded the acquisition with borrowings under a previously disclosed $450 million unsecured six-month term loan facility, which was fully funded upon the closing of the Virginia Assets. The acquisition of the Maryland Assets was effected through qualified intermediaries to accommodate a possible tax-deferred exchange pursuant to the provisions of Section 1031 of the Internal Revenue Code of 1986, as amended.

The multifamily portfolio, which contains 2,113 units, consists of seven suburban Class B apartment communities in northern Virginia and Montgomery County, Maryland. The portfolio is approximately 95% occupied as of the date hereof. The seven assets in the portfolio are as follows:

Maryland Assets ($82,070,000)

1.	2 Observation Court, Germantown

2.	99 Watkins Mill Road, Gaithersburg

Virginia Assets ($379,100,000)

1.	205 Century Place, Alexandria

2.	13690 Legacy Circle, Herndon

3.	2511 Farmcrest Drive, Herndon

4.	10519 Lariat Lane, Manassas

5.	86 Heritage Way, NE, Leesburg

With the closing of the Maryland Assets, the Company has acquired the entire multifamily portfolio.

Item 7.01 Regulation FD Disclosure.

A press release issued by the Company on June 27, 2019 regarding the acquisition of the Maryland Assets is attached as Exhibit 99.1. This information is being furnished pursuant to Item 7.01 of Form 8-K. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Item 9.01 Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired

The required financial statements will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)    Pro Forma Financial Information.

The required pro forma financial information will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)    Exhibits

The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description
99.1	Press release issued June 27, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

	By:	/s/ W. Drew Hammond
(Signature)

W. Drew Hammond
Vice President, Chief Accounting Officer

June 27, 2019
(Date)